UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 18, 2015

TRIPADVISOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35362	80-0743202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Needham Street

Newton, MA 02464

(Address of principal executive offices) (Zip code)

(617) 670-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of TripAdvisor, Inc., a Delaware corporation (the “Company”), was held on June 18, 2015 (the “Annual Meeting”). According to the inspector of elections, the stockholders present in person or by proxy represented 130,705,574 shares of common stock (generally entitled to one vote per share) and 12,799,999 shares of Class B common stock (generally entitled to ten votes per share). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of directors. The stockholders voted on the election of nine directors of the Company, six of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), and three of whom were elected by holders of common stock only (“Common Stock Nominees”), each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Combined Stock Nominees

Gregory B. Maffei	195,656,426	47,016,759	6,396,234

Stephen Kaufer	218,227,297	24,445,888	6,396,234

Dipchand “Deep” Nishar	241,014,663	1,658,522	6,396,234

Spencer M. Rascoff	240,162,978	2,510,207	6,396,234

Christopher W. Shean	214,893,640	27,779,545	6,396,234

Sukhinder Singh Cassidy	238,636,244	4,036,941	6,396,234

Common Stock Nominees

Jonathan F. Miller	101,934,932	12,738,263	6,396,234

Jeremy Philips	110,629,570	4,043,625	6,396,234

Robert S. Wiesenthal	113,159,786	1,513,409	6,396,234

Accordingly, the foregoing nominees were elected to the Company’s board of directors.

Proposal 2—Ratification of appointment of independent registered public accounting firm. The stockholders voted on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
248,598,276	48,669	422,474	—

Accordingly, the appointment of independent registered public accounting firm was ratified.

Proposal 3—Advisory vote on compensation of named executive officers. The stockholders were provided with an opportunity to cast an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
222,171,915	20,022,976	478,294	6,396,234

Accordingly, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement was approved on an advisory basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

By:	/s/ Seth J. Kalvert
Seth J. Kalvert
Senior Vice President, General Counsel and Secretary

Dated: June 19, 2015

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